Exhibit 4.29.4

AMENDMENT N°4

TO THE

A350 XWB PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

LATAM AIRLINES GROUP S.A.

as Buyer

REF: D10013836

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N°4

TO THE

A350 XWB PURCHASE AGREEMENT

This Amendment N°4 is made as of the 15th day of September 2015,

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce et des Sociétés under number RCS Toulouse 383 474 814 (hereinafter referred to as ”the Seller”) of the one part,

AND

LATAM AIRLINES GROUP S.A., having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes

SANTIAGO

CHILE

(herein after referred to as “the Buyer”) of the other part.

The Seller and the Buyer are hereinafter referred together as the “Parties” or each as a “Party”

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

WHEREAS

A-	The Seller and TAM Linhas Aereas S.A. (the “Original Buyer”) have signed on 20 December 2005 (as amended and restated on 21 January 2008) an A350 XWB Purchase Agreement (Reference CSC.337.0179/07) relating to the purchase by the Original Buyer and the sale by the Seller of certain A350 XWB aircraft as amended pursuant to an amendment N°1 dated 28 July 2010 (“Amendment N°1”) and an amendment N°2 dated 15 July 2014 (“Amendment No2”) which, together with all Exhibits, Appendixes and Letter Agreements, is hereinafter referred to as the “Agreement”.

B-	The Buyer, Seller and Original Buyer entered into a novation agreement dated 21 July 2014 (the “Novation Agreement”) novating the Agreement from the Original Buyer to the Buyer. The Agreement, as novated pursuant to the Novation Agreement and as further amended pursuant to an amendment N°3 dated 30 October 2014 (“Amendment N°3”), is hereinafter referred to as the “A350 XWB Purchase Agreement”.

C-	The Buyer and the Seller now wish to enter into this amendment No4 (“Amendment No4”) to modify certain terms and conditions of the A350 XWB Purchase Agreement.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

1.	SCOPE

The scope of this Amendment N°4 is to [***] and to [***] subject to terms and conditions set out herein.

2.	A350XWB AIRCRAFT [***]

2.1	Pursuant to the Amended and Restated Letter Agreement N°4 to the A350 XWB Purchase Agreement, the Seller has granted the Buyer [***].

Notwithstanding the foregoing, subject to the terms and conditions of this Amendment N°4, the Buyer has requested and the Seller hereby agrees to [***] and to [***] in accordance with the following scheduled delivery periods (the “New Scheduled Delivery Periods”):

Aircraft Rank No	CACID	[***] Aircraft Type	[***] Scheduled Delivery Period	[***] Aircraft Type	[***] Scheduled Delivery Period
16	[***]	A350-[***] XWB	[***]	A350- [***] XWB	[***]
17	[***]	A350-[***] XWB	[***]	A350-[***] XWB	[***]
18	[***]	A350-[***] XWB	[***]	A350-[***] XWB	[***]
21	[***]	A350-[***] XWB	[***]	A350-[***] XWB	[***]
22	[***]	A350-[***] XWB	[***]	A350-[***] XWB	[***]
23	[***]	A350-[***] XWB	[***]	A350- [***] XWB	[***]

Such [***] shall not prejudice the rights of the Buyer to [***] pursuant to [***] to the A350 XWB Purchase Agreement.

For the sake of clarity, the term [***] shall mean the period starting on [***].

2.2	In consideration of the Seller agreeing [***] as set forth in Clause 2.1 above, the Buyer hereby irrevocably waives any and all its rights to [***] under the A350 XWB Purchase Agreement. Upon signature of this Amendment N°4, the provisions of [***] to the A350 XWB Purchase Agreement (as amended under Clause 2.6 of Amendment N°3) shall become null and void and of no force and effect.

3.	TERMS APPLICABLE TO THE [***] A350-[***] XWB AIRCRAFT

3.1	Each [***] Aircraft shall be deemed to be an [***] Aircraft within the meaning of the A350 XWB Purchase Agreement and, unless otherwise expressly stipulated herein, all terms and conditions applicable to the [***] Aircraft under the A350 XWB Purchase Agreement shall apply to the [***] Aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

3.2	For the avoidance of doubt, the [***] Aircraft shall not be subject to [***].

4.	A350XWB AIRCRAFT [***] DELIVERY SCHEDULE

As a result of (a) the [***] set forth in Clause 2.1 above and (b) the Parties agreeing to [***], the delivery schedule set forth in Clause 9.1.1 of the A350 XWB Purchase Agreement (as amended from time to time) shall be hereby cancelled and replaced with the following:

Aircraft Rank	New CACID	Aircraft Type	Delivery Date

Aircraft N° 1	[***]	A350-[***] XWB	[***]
Aircraft N° 2	[***]	A350-[***] XWB	[***]
Aircraft N° 3	[***]	A350-[***] XWB	[***]
Aircraft N° 4	[***]	A350- [***] XWB	[***]
Aircraft N° 5	[***]	A350-[***] XWB	[***]
Aircraft N° 6	[***]	A350-[***] XWB	[***]
Aircraft N° 7	[***]	A350-[***] XWB	[***]

Aircraft N° 8	[***]	A350-[***] XWB	[***]
Aircraft N° 9	[***]	A350-[***] XWB	[***]
Aircraft N° 10	[***]	A350-[***] XWB	[***]
Aircraft N° 11	[***]	A350-[***] XWB	[***]
Aircraft N° 12	[***]	A350-[***] XWB	[***]
Aircraft N° 13	[***]	A350-[***] XWB	[***]
Aircraft N° 14	[***]	A350-[***] XWB	[***]
Aircraft N° 15	[***]	A350-[***] XWB	[***]

Aircraft N° 16	[***]	A350-[***] XWB	[***]
Aircraft N° 17	[***]	A350-[***] XWB	[***]
Aircraft N° 18	[***]	A350-[***] XWB	[***]

Aircraft N° 19	[***]	A350-[***] XWB	[***]
Aircraft N° 20	[***]	A350-[***] XWB	[***]
Aircraft N° 21	[***]	A350-[***] XWB	[***]

Aircraft N° 22	[***]	A350-[***] XWB	[***]
Aircraft N° 23	[***]	A350-[***] XWB	[***]

Aircraft N° 24	[***]	A350-[***] XWB	[***]
Aircraft N° 25	[***]	A350-[***]XWB	[***]

Aircraft N° 26	[***]	A350-[***] XWB	[***]
Aircraft N° 27	[***]	A350-[***] XWB	[***]

In respect of the [***] [***] Aircraft to be delivered pursuant to Clause 9.1.1 of the A350 XWB Purchase Agreement (as amended from time to time), the Scheduled Delivery [***] shall be notified in writing by the Seller to the Buyer no later than [***] prior to the [***] day of the [***].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

The Scheduled Delivery [***] of the [***] Aircraft to be delivered to the Buyer pursuant to Clause 9.1.1 of the A350 XWB Purchase Agreement (as amended from time to time) shall be within [***] prior to the [***] day of the Scheduled Delivery [***] of the [***] XWB Aircraft to be delivered to the Buyer pursuant to Clause 9.1.1 of the A350 XWB Purchase Agreement (as amended from time to time). For the avoidance of doubt, the Seller shall be under no obligation to establish that [***] Aircraft to be delivered to the Buyer pursuant to Clause 9.1.1 of the A350 XWB Purchase Agreement (as amended from time to time) are [***].

5.	PREDELIVERY PAYMENTS

5.1	As a consequence of the [***] set forth in Clause 2.1 above, in respect of each [***] XWB Aircraft, the [***] shall be [***] based on (a) the [***] set out in Clause 5.3.1.2 of the Agreement (as amended by Letter Agreement No11, and as further amended by Clause 5 of Amendment N°2) in respect of A350-[***] XWB Aircraft and (b) the [***] set out in Clause 2.1 hereof. Such Predelivery Payments shall be made pursuant to the schedule set out in Clause 5.3.2 of the Agreement (as amended by Letter Agreement No11) and Predelivery Payments in the amount of USD [***] (US dollars—[***] and becoming due [***] as a result of the [***] shall be paid by the Buyer to the Seller on such date.

5.2	Clause 5.3.1.1 of the Agreement, as amended by Letter Agreement No11, and as further amended by Clause 5 of Amendment N°2 and Clause 2.4 of Amendment N°3, is hereby cancelled in its entirety and replaced by the following quoted provisions:

QUOTE

5.3.1.1 [***]

[***]

UNQUOTE

5.3	For the avoidance of doubt, Clause 5.3.1.1 of the A350 XWB Purchase Agreement (as amended under Clause 5.2 of this Amendment N°4) shall not apply to the [***] XWB Aircraft bearing CAC ID [***].

[***]

6.1	[***]

6.1.1	[***]

6.1.2	[***].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

6.2	[***]

[***]

6.3	[***]

[***]:

[***]

2.1	[***]

[***].

[***]

6.	[***]

7.

7.1	[***]:

[***]

7.	[***]

[***]:

•	[***]:

[***]

•	[***]:

[***]

[***].

[***].

[***].

[***]

7.2	[***].

8.	[***]

8.1	[***]:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

[***].

[***].

8.2	[***]:

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

8.3	[***]

8.4	[***].

8.5	[***].

8.6	[***].

8.7	[***]:

[***] [***]:

[***]

[***]

[***]	:	[***];

[***]	:	[***];

[***]	:	[***]

[***]	:	[***]

[***],

[***] [***].

9.	TRAINING MATTERS

9.1	The first paragraph of Appendix A to Clause 16 of the Agreement is hereby cancelled in its entirety and replaced by the following quoted provisions:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

QUOTE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of [***], unless otherwise specified.

UNQUOTE

9.2	Clause 1.1 of Appendix A to Clause 16 of the Agreement is hereby cancelled in its entirety and replaced by the following quoted provisions:

QUOTE

1.1	Flight Crew Training (standard transition course or cross crew qualification (CCQ))

The Seller shall provide flight crew training (standard transition course) free of charge for [***] of the Buyer's flight crews per firmly ordered Aircraft. The Buyer shall be entitled to convert any [***] standard transition course into [***] Cross Crew Qualification training courses (CCQ). Such CCQ shall be between A320 or A330 and A350.

UNQUOTE

9.3	The Seller hereby confirms that the training required to transition flight crews between A350-[***] XWB aircraft and A350-[***] XWB aircraft shall consist in a courseware familiarisation briefing (via e-learning) that shall be provided to the Buyer [***].

10.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment N°4, the A350 XWB Purchase Agreement shall apply also to this Amendment N°4.

This Amendment N°4 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein. This Amendment N°4 shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A350 XWB Purchase Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°4.

In the event of any inconsistency between the A350 XWB Purchase Agreement and this Amendment N°4, the latter shall prevail to the extent of said inconsistency.

Save to the extent expressly amended by the terms of this Amendment N°4, the A350 XWB Purchase Agreement shall remain in full force and effect in accordance with its terms.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

This Amendment N°4 (and its existence) shall be treated by each Party as confidential in accordance with the terms of Clause 22.10 of the A350 XWB Purchase Agreement.

This Amendment N°4 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Amendment N°4.

11.	LAW AND JURISDICTION

11.1	This Amendment N°4 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment N°4 shall be within the exclusive jurisdiction of the Courts of England.

11.2	The following documents shall, notwithstanding any provision to the contrary, be governed by and construed in accordance with the laws of England and any dispute arising out of or in connection with any of these documents shall be within the exclusive jurisdiction of the Courts of England:

(i)	[***]
(ii)	Amendment No1 and Letter Agreement No. 1 attached thereto, and
(iii)	Amendment No2 and Letter Agreements Nos. 1 and 2 attached thereto, and
(iv)	[***]
(v)	Novation Agreement.

11.3	The Buyer appoints the person from time to time appointed by the Buyer under the Companies Act 2006 and notified to Seller in writing to receive on its behalf in England service of any proceedings under the A350 XWB Purchase Agreement. Such service shall be deemed completed on delivery to such agent (whether or not it is forwarded to and received by the Buyer) and shall be valid until such time as the Seller has received prior written notice that such agent has ceased to act as agent. The name and address of the agent appointed by the Buyer at the time of execution of this Amendment N°4 shall be notified in writing to the Seller at such time. If for any reason such agent ceases to be able to act as agent or no longer has an address in England, the Buyer shall forthwith appoint a substitute acceptable to the Seller and deliver to the Seller the new agent’s name and address in England.

11.4	The Seller appoints [***] as its agent to receive on its behalf in England service of any proceedings under the A350 XWB Purchase Agreement. Such service shall be deemed completed on delivery to such agent (whether or not it is forwarded to and received by the Seller) and shall be valid until such time as the Buyer has received prior written notice that such agent has ceased to act as agent. If for any reason such agent ceases to be able to act as agent or no longer has an address in England, the Seller shall forthwith appoint a substitute acceptable to the Buyer and deliver to the Buyer the new agent’s name and address in England.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

12.	SEVERABILITY

In the event that any provision of this Amendment N°4 should for any reason be held ineffective, the remainder of this Amendment N°4 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment N°4 prohibited or unenforceable in any respect. Any provisions of this Amendment N°4 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment N°4.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

This Amendment N°4 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment N°4 to the A350 XWB Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

Name :	Name :

Title :	Title :

Name:

Title

Witness

Name:

Title:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N°5

TO THE

A350 XWB PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

LATAM AIRLINES GROUP S.A.

as Buyer

REF: D10013836

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N°5

TO THE

A350 XWB PURCHASE AGREEMENT

This Amendment N°5 is made as of the 19th day of November 2015,

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce et des Sociétés under number RCS Toulouse 383 474 814 (hereinafter referred to as ”the Seller”) of the one part,

AND

LATAM AIRLINES GROUP S.A., having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes

SANTIAGO

CHILE

(herein after referred to as “the Buyer”) of the other part.

The Seller and the Buyer are hereinafter referred together as the “Parties” or each as a “Party”

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

WHEREAS

A-	The Seller and TAM Linhas Aereas S.A. (the “Original Buyer”) have signed on 20 December 2005 (as amended and restated on 21 January 2008) an A350 XWB Purchase Agreement (Reference CSC.337.0179/07) relating to the purchase by the Original Buyer and the sale by the Seller of certain A350 XWB aircraft as amended pursuant to an amendment N°1 dated 28 July 2010 (“Amendment N°1”) and an amendment N°2 dated 15 July 2014 (“Amendment No2”) which, together with all Exhibits, Appendixes and Letter Agreements, is hereinafter referred to as the “Agreement”.

B-	The Buyer, Seller and Original Buyer entered into a novation agreement dated 21 July 2014 (the “Novation Agreement”) novating the Agreement from the Original Buyer to the Buyer. The Agreement, as novated pursuant to the Novation Agreement and as further amended pursuant to an amendment N°3 dated 30 October 2014 (“Amendment N°3”), an amendment N°4 dated 15 September 2015 (“Amendment N°4”) and the revised scheduled delivery quarter notification dated 30 September 2015 (the “Rescheduling Notification”), is hereinafter referred to as the “A350 XWB Purchase Agreement”.

C-	The Buyer and the Seller now wish to enter into this amendment No5 (“Amendment N°5”) to modify certain terms and conditions of the A350 XWB Purchase Agreement.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

1.	SCOPE

The scope of this Amendment N°5 is to [***].

2.	A350XWB AIRCRAFT [***]

2.1	Pursuant to the Amended and Restated Letter Agreement N°4 to the A350 XWB Purchase Agreement, the Seller has granted the Buyer the right to [***].

Notwithstanding the foregoing, subject to the terms and conditions of this Amendment N°5, the Buyer has requested and the Seller hereby agrees to [***] and to [***] XWB Aircraft in accordance with the following scheduled delivery [***] (the “New Scheduled Delivery [***]”):

Aircraft Rank No	CACID	[***] Aircraft Type	[***] Scheduled Delivery [***]	[***] Aircraft Type	[***] Scheduled Delivery [***]
16	[***]	A350- [***] XWB	[***]	A350-[***] XWB	[***]
17	[***]	A350-[***] XWB	[***]	A350-[***] XWB	[***]
18	[***]	A350-[***] XWB	[***]	A350-[***] XWB	[***]
19	[***]	A350-[***]XWB	[***]	A350-[***] XWB	[***]
20	[***]	A350-[***] XWB	[***]	A350-[***] XWB	[***]
21	[***]	A350-[***] XWB	[***]	A350-[***] XWB	[***]

2.2	As a result of the [***] as set forth in Clause 2.1 above, it is understood and agreed by the Parties that [***] under the A350 XWB Purchase Agreement.

3.	TERMS APPLICABLE TO THE [***] A350-[***] XWB AIRCRAFT

3.1	Each [***] A350-[***] XWB Aircraft shall be deemed to be an A350-[***]XWB Aircraft within the meaning of the A350 XWB Purchase Agreement and, unless otherwise expressly stipulated herein, all terms and conditions applicable to the A350-[***] XWB Aircraft under the A350 XWB Purchase Agreement shall apply to the [***] A350-[***] XWB Aircraft.

3.2	For the avoidance of doubt, the [***] A350-[***] XWB Aircraft shall not be subject to [***].

4.	A350XWB AIRCRAFT [***] DELIVERY SCHEDULE

As a result of (a) the [***] A350-[***] XWB Aircraft set forth in the [***], (b) the [***] set forth in Clause 2.1 above and (c) the Parties agreeing to [***], the delivery schedule set forth in Clause 9.1.1 of the A350 XWB Purchase Agreement (as amended from time to time) shall be hereby cancelled and replaced with the following:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	New CACID	Aircraft Type	Delivery Date

Aircraft N° 1	[***]	A350-[***] XWB	[***]

Aircraft N° 2	[***]	A350-[***] XWB	[***]
Aircraft N° 3	[***]	A350-[***] XWB	[***]
Aircraft N° 4	[***]	A350-[***] XWB	[***]
Aircraft N° 5	[***]	A350-[***] XWB	[***]
Aircraft N° 6	[***]	A350-[***] XWB	[***]
Aircraft N° 7	[***]	A350-[***] XWB	[***]

Aircraft N° 8	[***]	A350-[***] XWB	[***]
Aircraft N° 9	[***]	A350-[***]XWB	[***]
Aircraft N° 10	[***]	A350-[***] XWB	[***]
Aircraft N° 11	[***]	A350-[***] XWB	[***]
Aircraft N° 12	[***]	A350-[***] XWB	[***]
Aircraft N° 13	[***]	A350-[***] XWB	[***]

Aircraft N° 14	[***]	A350-[***] XWB	[***]
Aircraft N° 15	[***]	A350-[***] XWB	[***]

Aircraft N° 16	[***]	A350-[***] XWB	[***]
Aircraft N° 17	[***]	A350-[***] XWB	[***]

Aircraft N° 18	[***]	A350-[***] XWB	[***]
Aircraft N° 19	[***]	A350-[***] XWB	[***]

Aircraft N° 20	[***]	A350-[***] XWB	[***]
Aircraft N° 21	[***]	A350-[***] XWB	[***]
Aircraft N° 22	[***]	A350-[***] XWB	[***]
Aircraft N° 23	[***]	A350-[***] XWB	[***]
Aircraft N° 24	[***]	A350-[***] XWB	[***]
Aircraft N° 25	[***]	A350-[***] XWB	[***]
Aircraft N° 26	[***]	A350-[***] XWB	[***]
Aircraft N° 27	[***]	A350-[***] XWB	[***]

Subject to its industrial and commercial constraints, the Seller shall [***].

5.	PREDELIVERY PAYMENTS

5.1	As a consequence of the [***] set forth in Clause 2.1 above, in respect of each [***] A350-[***] XWB Aircraft, the [***] shall be [***] based on (a) the [***] set out in Clause 5.3.1.2 of the Agreement (as amended by Letter Agreement No11, and as further amended by Clause 5 of Amendment N°2) in respect of A350-[***] XWB Aircraft and (b) the [***] Scheduled Delivery [***] set out in Clause 2.1 hereof. Such Predelivery Payments shall be made pursuant to the schedule set out in Clause 5.3.2 of the Agreement (as amended by Letter Agreement No11) and Predelivery Payments in the amount of USD $[***] (United States dollars—[***] becoming due on the date of signature of this Amendment N°5 as a result of the [***] shall be paid by the Buyer to the Seller on such date.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

5.2	Clause 5.3.1.1 of the Agreement, as amended by Letter Agreement No11, and as further amended by Clause 5 of Amendment N°2, Clause 2.4 of Amendment N°3 and Clause 5.2 of Amendment N°4, is hereby cancelled in its entirety and replaced by the following quoted provisions:

QUOTE

5.3.1.1	[***]:

[***]

UNQUOTE

5.3	For the avoidance of doubt, Clause 5.3.1.1 of the A350 XWB Purchase Agreement (as amended under Clause 5.2 of this Amendment N°5) shall not apply to the [***] A350-[***] XWB Aircraft bearing CAC ID [***], [***].

6.	[***]

6.1	[***]

[***].

6.2	[***]

[***]:

[***]

2.1	[***]

[***].

[***].

[***]

6.3	[***]

[***].

7.	[***]

7.1	[***]:

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

7.	[***]

[***]:

•	[***]:

[***]

•	[***]:

[***]

[***].

[***].

[***]

[***]

7.2	[***]

[***]:

[***]

1.	[***]

[***]:

(i)	[***]

(ii)	[***]

[***]:

[***]

[***]:

[***]: [***].

[***]: [***].

[***]

7.3	[***].

7.4	[***]

[***]:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

(i)	[***]:

[***]

[***]

(ii)	[***]:

[***]

[***].

[***].

8.	PERFORMANCE ENGINEER’S PROGRAM

[***].

9.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment N°5, the A350 XWB Purchase Agreement shall apply also to this Amendment N°5.

This Amendment N°5 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein. This Amendment N°5 shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A350 XWB Purchase Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°5.

In the event of any inconsistency between the A350 XWB Purchase Agreement and this Amendment N°5, the latter shall prevail to the extent of said inconsistency.

Save to the extent expressly amended by the terms of this Amendment N°5, the A350 XWB Purchase Agreement shall remain in full force and effect in accordance with its terms.

This Amendment N°5 (and its existence) shall be treated by each Party as confidential in accordance with the terms of Clause 22.10 of the A350 XWB Purchase Agreement.

This Amendment N°5 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Amendment N°5.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

10.	LAW AND JURISDICTION

This Amendment N°5 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment N°5 shall be within the exclusive jurisdiction of the Courts of England.

11.	SEVERABILITY

In the event that any provision of this Amendment N°5 should for any reason be held ineffective, the remainder of this Amendment N°5 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment N°5 prohibited or unenforceable in any respect. Any provisions of this Amendment N°5 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment N°5.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

This Amendment N°5 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment N°5 to the A350 XWB Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

Name :	Name :

Title :	Title :

Name:

Title

Witness

Name:

Title:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N°1 to Amendment N°5	PROPRIETARY AND CONFIDENTIAL

LATAM AIRLINES GROUP S.A.

Edificio Huidobro

Avenida Presidente Riesco 5711 - 20th Floor

Las Condes

SANTIAGO

CHILE

Subject: Special [***] Right

LATAM AIRLINES GROUP S.A. (“the Buyer”) and AIRBUS S.A.S. (“the Seller”) have entered into an amendment N°5 to the A350 XWB Purchase Agreement (the “Amendment N°5”) dated as of even date herewith which covers the [***] as described in Amendment N°5.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment N°5 and/or the A350 XWB Purchase Agreement, as the case may be.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°5 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

Letter Agreement N°1 to Amendment N°5 - Page 1/4

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N°1 to Amendment N°5	PROPRIETARY AND CONFIDENTIAL

1.	Special [***] Right

1.1	[***].

1.2	[***].

[***]

1.3	[***].

1.4	[***].

[***].

[***].

1.5	[***].

2.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the A350 XWB Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the A350 XWB Purchase Agreement.

4.	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Courts of England.

5.	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Letter Agreement.

Letter Agreement N°1 to Amendment N°5 - Page 2/4

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N°1 to Amendment N°5	PROPRIETARY AND CONFIDENTIAL

6.	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Letter Agreement N°1 to Amendment N°5 - Page 3/4

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N°1 to Amendment N°5	PROPRIETARY AND CONFIDENTIAL

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

Name :	Name :

Title :	Title :

Date :	Date :

Name :

Title :

Date :

Witness

Name :

Title :

Letter Agreement N°1 to Amendment N°5 - Page 4/4

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.